                                                                    Exhibit 10.4

                                  July 31, 2002

Staar Surgical Company
1911 Walker Avenue
Monrovia, California 91016

Attention:  John Bily
            Chief Financial Officer

       Re:  First Amendment to Amended and Restated Credit Agreement

Ladies and Gentlemen:

         We refer to the Amended and Restated Credit Agreement dated as of March 29, 2002 (the "Credit Agreement") between Staar Surgical Company, a Delaware corporation (the "Borrower"), and Wells Fargo Bank, National Association, a national banking association (the "Bank"). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.

         1. Amendments to Credit Agreement. As of the effective date of this letter amendment but subject to satisfaction of the terms and conditions specified herein, the Credit Agreement is hereby amended as set forth below.

             (a) Section 1.1(a) of the Credit Agreement is amended by deleting the amount "$7,000,000" and substituting "$7,000,000, as such amount is reduced from time to time pursuant to Sections 1.1(c) and 1.4(a)."

             (b) Section 1.1 of the Credit Agreement is amended by adding a new subsection (c) to read as follows:

                   "(c) Mandatory Reduction of Line of Credit. On each date specified in Schedule 3, the Line of Credit shall be automatically and permanently reduced to the amount set forth opposite such date under the heading `Line of Credit,' but only if and to the extent that the Line of Credit has not previously been reduced to such amount or less pursuant to Section 1.4(a)."

             (c) The table set forth in Section 1.2(c) of the Credit Agreement is amended in full to read as follows:

Staar Surgical Company
July 31, 2002
Page 2

--------------------------------------------------------------------------------
Level          Funded Debt to EBITDA Ratio          Applicable Interest Margin
-----          ---------------------------          --------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1             ****0.00:1.00 but *2.00:1.00          1.00% per annum
--------------------------------------------------------------------------------
2             ****2.00:1.00 but *4.00:1.00          2.00% per annum
--------------------------------------------------------------------------------
3             ****4.00:1.00 but *6.00:1.00          3.00% per annum
--------------------------------------------------------------------------------
4             ****6.00:1.00 or *0.00:1.00           4.00% per annum
--------------------------------------------------------------------------------

             (d) The table set forth in Section 1.2(f) of the Credit Agreement is amended in full to read as follows:

--------------------------------------------------------------------------------
Level         Funded Debt to EBITDA Ratio           Applicable Fee Rate
-----         ---------------------------           -------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1             ****0.00:1.00 but *2.00:1.00          0.25% per annum
--------------------------------------------------------------------------------
2             ****2.00:1.00 but *4.00:1.00          0.50% per annum
--------------------------------------------------------------------------------
3             ****4.00:1.00 but *6.00:1.00          0.75% per annum
--------------------------------------------------------------------------------
4             ****6.00:1.00 or *0.00:1.00           1.00% per annum
--------------------------------------------------------------------------------

             (e) Section 1.4 of the Credit Agreement is amended by adding a new subsection (c) to read as follows:

                  "(c) Overadvances. If at any time the aggregate principal amount of advances outstanding under this Agreement exceeds the maximum amount of the Line of Credit, Borrower will immediately, without any notice or request by Bank, repay the advances in the amount equal to such excess."

             (f) Section 4.2 of the Credit Agreement is amended by deleting the word "June" therein and substituting "the third quarter."

             (g) Section 4.3(e) of the Credit Agreement is amended by inserting "for such month and" immediately after the second reference to "Borrower."

             (h) Section 4.3 of the Credit Agreement is further amended by deleting the word "and" immediately after the semicolon in subsection (h), by re-lettering subsection (i) as subsection (j) and by inserting a new subsection
(i) to read as follows:

                  "(i) within 45 days after the end of each fiscal quarter of Borrower, written notice in reasonable detail of (i) the filing during such quarter of any application by or on behalf of Borrower or any Subsidiary thereof with the United States Patent and Trademark Office, the United States Copyright

   *  Represent less than
****  Represent greater than or equal to

Staar Surgical Company
July 31, 2002
Page 3

         Office or any other office with respect to, or the acquisition during such quarter by Borrower or any Subsidiary thereof of any interest in (including, without limitation, any interest as exclusive licensee), any patent, trademark, copyright or other intellectual property, together with a copy of such application or the documentation concerning such acquisition, as applicable, and (ii) in the event that no such filing or acquisition has been made during such quarter, a certificate executed by the Chief Financial Officer of Borrower certifying to that effect; and."

             (i) Section 4.9 of the Credit Agreement is amended by restating subsections (b), (c), (d), (e), (f), (g) and (h) in full to read as follows:

                  "(b) Tangible Net Worth, tested as of the last day of each fiscal month commencing with August of 2002, not less than $26,500,000, with `Tangible Net Worth' being defined as the aggregate of total stockholders' equity plus subordinated debt less any intangible assets;

                   "(c) for each fiscal month of Borrower, operating cash flow (as defined in accordance with Financial Accounting Standards Board Statement No. 95 (`FASB 95')) to be greater than the sum of required capitalized lease payments plus required debt repayments plus capital expenditures (as defined in accordance with FASB 95), tested as of the last day of each such fiscal month commencing with August of 2002; provided, however, that, if Borrower fails to comply with the foregoing covenant in respect of any fiscal month, then such failure shall not constitute a default of such covenant unless Borrower fails to comply with such covenant when applied to such fiscal month combined with the immediately preceding fiscal month; further provided, however, that, if Borrower fails to comply with the foregoing covenant in respect of any fiscal month and the immediately preceding fiscal month, then such failure shall not constitute a default of such covenant unless Borrower fails to comply with such covenant when applied to such fiscal month combined with the immediately preceding two fiscal months;

                   "(d) for each fiscal month of Borrower, negative variance from projected revenues (based on the monthly and quarterly projections attached hereto as Schedule 2) to be less than 15%, tested as of the last day of each fiscal month commencing with August of 2002; provided, however, that, if Borrower fails to comply with the foregoing covenant in respect of any fiscal month, then such failure shall not constitute a default of such covenant unless Borrower fails to comply with such covenant when applied to such fiscal month combined with the immediately preceding fiscal month; further provided, however, that, if

Staar Surgical Company
July 31, 2002
Page 4

         Borrower fails to comply with the foregoing covenant in respect of any fiscal month and the immediately preceding fiscal month, then such failure shall not constitute a default of such covenant unless Borrower fails to comply with such covenant when applied to such fiscal month combined with the immediately preceding two fiscal months;

                   "(e) negative variance from projected net operating income or loss (based on the monthly and quarterly projections attached hereto as Schedule 2) for each period of three consecutive fiscal months to be less than $250,000 in the aggregate for such months, tested as of the last day of each fiscal month commencing with August of 2002, with `net operating income or loss' being defined as income or loss before interest income or expense, equity in earnings of any unconsolidated affiliate, currency-exchange gains or losses, any other income or expenses, taxes and minority interests in affiliates;

                    "(f)  [Intentionally Omitted.];

                    "(g)  [Intentionally Omitted.]; and

                    "(h) ratio of total liabilities to Tangible Net Worth not more than 0.80 to 1.00, tested as of the last day of each fiscal month commencing with August of 2002."

             (j) Section 4.10 of the Credit Agreement is amended by inserting the word "and" immediately before subsection (e) therein, by deleting the word "and" immediately before subsection (f) therein and by deleting subsection (f) in its entirety.

             (k) Section 4.11 of the Credit Agreement is amended by adding the following before the period at the end thereof:

         "; provided, however, that, on August 7, 2002, $2,000,000 in cash proceeds of such liquid assets shall be released from the lien in favor of Bank and applied to the principal amount of advances outstanding under this Agreement, and the remainder, if any, of such liquid assets shall be subject to the instructions of Borrower."

             (l) Schedule 2 to the Credit Agreement is amended in full to be in the form attached hereto as Schedule 2.

             (m) A new Schedule 3 is added to the Credit Agreement to be in the form attached hereto as Schedule 3.

Staar Surgical Company
July 31, 2002
Page 5

             (n) Exhibit A to the Credit Agreement is amended in full to be in the form attached hereto as Exhibit A.

             (o) Exhibit C to the Credit Agreement is amended in full to be in the form attached hereto as Exhibit C.

         2. Waiver of Events of Default under Credit Agreement. As of the effective date of this letter amendment but subject to satisfaction of the terms and conditions specified herein, the Bank hereby waives (subject, in the case of clause (a) below, to the provisions of paragraph 5 hereof) the Events of Default caused by the Borrower's violation of (a) the covenant contained in Section 4.3(a)(ii) of the Credit Agreement by failing to deliver a copy of a letter of Borrower's accountants to the management of Borrower in connection with Borrower's 2001 annual audited financial statements, (b) the covenant contained in Section 4.9(c) of the Credit Agreement with respect to April, May, June and July of 2002 and (c) the covenant contained in Section 4.9(e) of the Credit Agreement with respect to April, May, June and July of 2002.

         3. Representations and Warranties. The Borrower hereby represents and warrants for the benefit of the Bank that (a) the representations and warranties of the Borrower contained in the Loan Documents are correct in all material respects on and as of the effective date of this letter amendment, before and after giving effect to the same, as if made on and as of such date, and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes an Event of Default.

         4. Conditions Precedent. This letter amendment shall become effective as of the date first set forth above, subject to the condition subsequent set forth in paragraph 5 below, when and if (a) the Borrower and the Bank execute counterparts of this letter amendment and deliver them to each other, (b) the Borrower executes a new Line of Credit Note substantially in the form of Exhibit A to the Credit Agreement, as amended, and delivers it to the Bank, (c) the Bank receives from the Borrower an amendment fee in the amount of $11,250 (i.e., 0.25% of $4,500,000) and (d) the Borrower, the Bank and Wells Fargo Brokerage Services, LLC execute counterparts of a letter substantially in the form of Exhibit A attached hereto and deliver them to each other.

         5. Condition Subsequent. The Borrower's delivery to the Bank, not later than September 30, 2002, of a copy of the letter prepared by BDO Seidman to the management of Borrower in connection with the Borrower's 2001 annual audited financial statements shall be a condition subsequent to the effectiveness of this letter amendment.

Staar Surgical Company
July 31, 2002
Page 6

         6. Release of Claims. The Borrower represents and warrants to the Bank that it has diligently and thoroughly investigated the existence of any Claim (as defined below) and that, to its knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim. As additional consideration for the Bank's entering into this letter amendment, the Borrower and each of its agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (each a "Releasing Party") hereby release and forever discharge the Bank and each of its agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (each a "Released Party") from any and all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties or any of them may, as of the effective date of this letter amendment, have or claim to have against any or all of the Released Parties, in each case whether currently known or unknown or with respect to which the facts are known (or should have been known), that could give rise to or support a Claim on account of or in any way relating to, arising out of or based upon any Loan Document, any amendment, waiver or other modification with respect thereto, the negotiation or documentation hereof or thereof, any of the transactions contemplated hereby or thereby, or any action or omission in connection with any of the foregoing, including all such damages, losses, claims, demands, liabilities, obligations, actions and causes of action heretofore sustained or that may arise as a consequence of the dealings between the parties up to the effective date of this letter amendment in connection with or in any way related to any Loan Document or any amendment, waiver or other modification with respect thereto. Each Releasing Party further represents and warrants that it has not heretofore assigned, and covenants and agrees that it will not hereafter sue any Released Party upon, any Claim released or purported to be released under this section. Each Releasing Party will indemnify and hold harmless the Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this section. It is further understood and agreed that any and all rights under the provisions of
Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 of the California Civil Code provides as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         7. Reference to and Effect on Loan Documents. On and after the effective date of this letter amendment, (a) each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder,"

Staar Surgical Company
July 31, 2002
Page 7

"thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment, and (b) each reference in the other Loan Documents to "the Line of Credit Note," "thereunder," "thereof," "therein" or words of like import referring to the Line of Credit Note shall mean and be a reference to the new Line of Credit Note executed by the Borrower in connection with this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         8. Execution in Counterparts. This letter amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

         9. GOVERNING LAW. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

                                            Very truly yours,

                                            WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION

                                            By:_____________________________

                                            Name:___________________________

                                            Title:__________________________

Agreed as of the date first written above:

STAAR SURGICAL COMPANY

By: /s/ John Bily
    -----------------------------

Name: John Bily
      ---------------------------

Title: CFO
      ---------------------------

                                                                      SCHEDULE 2
                                        TO AMENDED AND RESTATED CREDIT AGREEMENT

                        MONTHLY AND QUARTERLY PROJECTIONS
                        ---------------------------------

                                                                      SCHEDULE 3
                                        TO AMENDED AND RESTATED CREDIT AGREEMENT

                      MANDATORY REDUCTION OF LINE OF CREDIT
                      -------------------------------------

Date                    Amount of Reduction          Line of Credit
----                    -------------------          --------------

August 7, 2002             $2,500,000                $4,500,000
August 30, 2002            $100,000                  $4,400,000
September 30, 2002         $100,000                  $4,300,000
October 31, 2002           $125,000                  $4,175,000
November 29, 2002          $150,000                  $4,025,000
December 31, 2002          $150,000                  $3,875,000
January 31, 2003           $175,000                  $3,700,000
February 28, 2003          $200,000                  $3,500,000
March 31, 2003             $3,500,000                $0

                                                                       EXHIBIT A
                                                              TO FIRST AMENDMENT
                                        TO AMENDED AND RESTATED CREDIT AGREEMENT

                                                                   July 31, 2002

BY TELECOPIER (213-614-2418) & COURIER
--------------------------------------

Wells Fargo Brokerage Services, LLC
707 Wilshire Boulevard
MAC E2818-170
Los Angeles, California 90017
Attention:   Annalise Lasater (Telephone 213-614-2267)

       Re: Account Number 12663076 of Staar Surgical Company at Wells Fargo Brokerage Services, LLC

Ladies and Gentlemen:

         By this letter, (1) Staar Surgical Company, a Delaware corporation ("Staar"), hereby irrevocably and unconditionally instructs Wells Fargo Brokerage Services, LLC ("WFBS") to wire-transfer $2,000,000 on August 7, 2002 from account number 12663076 (the "WFBS Account") maintained by Staar with WFBS to account number 4159251172 (the "Bank Account") at Wells Fargo Bank, National Association (the "Bank"), to pay down the Bank's loan to Staar, and (2) the Bank hereby notifies WFBS that, upon the wiring of $2,000,000 to the Bank Account on August 7, 2002, the Bank's lien on the WFBS Account shall be automatically released, and any funds remaining in the WFBS Account shall be subject to the instructions of Staar.

                                        Very truly yours,

                                        STAAR SURGICAL COMPANY

                                             By:_______________________________

                                             Name:_____________________________

                                             Title:____________________________

                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION

                                             By:_______________________________

                                             Name:_____________________________

                                             Title:____________________________

                                                                       EXHIBIT A
                                        TO AMENDED AND RESTATED CREDIT AGREEMENT

               AMENDED AND RESTATED REVOLVING LINE OF CREDIT NOTE
               --------------------------------------------------

$7,000,000.00                                               Monrovia, California
                                                                   July 31, 2002

         FOR VALUE RECEIVED, the undersigned, STAAR SURGICAL COMPANY, a Delaware corporation ("Borrower"), promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), at its office at 333 South Grand Avenue, Los Angeles, California 90071, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal amount of seven million dollars ($7,000,000.00), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

INTEREST:

         (a) Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year and actual days elapsed) at a rate per annum equal at all times to the sum of the Prime Rate (as defined in the Credit Agreement referred to below) in effect from time to time plus the Applicable Interest Margin (as defined in the Credit Agreement).

         (b) Payment of Interest. Interest accrued on this Note shall be payable on the first business day of each calendar month, commencing on April 1, 2002.

         (c) Default Interest. Upon the occurrence and during the continuation of any Event of Default (as defined in the Credit Agreement referred to below), the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year and actual days elapsed) equal to four percent (4%) above the rate of interest from time to time otherwise applicable to this Note.

BORROWING AND REPAYMENT:

         (a) Borrowing and Repayment. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of the Amended and Restated Credit Agreement dated as of March 29, 2002, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of July 31, 2002 (as it may be further amended, restated or otherwise modified from time to time, the "Credit Agreement"), between

Borrower and Bank and any other document executed in connection with or governing this Note; provided, however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above (subject to reduction as provided in the Credit Agreement). The unpaid principal balance of this Note at any time shall be the total amount advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for Borrower, which balance may be endorsed hereon from time to time by the holder. The outstanding principal balance of this Note shall be due and payable in full on March 31, 2003.

         (b) Advances. Advances hereunder, to the total amount of the principal amount stated above (subject to reduction as provided in the Credit Agreement), may be made by the holder at the oral or written request of (i) those persons who are authorized from time to time by Borrower (as evidenced by such documents as Bank may require) to request advances and direct the disposition of any advances, until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any deposit account of Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by Borrower.

         (c) Application of Payments. Each payment made on this Note shall be credited, first, to any interest then due and, second, to the outstanding principal balance hereof.

CREDIT AGREEMENT:

         This Note is made pursuant to, and is subject to the terms and conditions of, the Credit Agreement.

MISCELLANEOUS:

         (a) Remedies. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all amounts of principal and interest outstanding hereunder to be immediately due and payable, without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder, immediately upon demand, the full amount of all payments, advances, charges, costs and expenses, including, without limitation, reasonable attorneys' fees (to include, without limitation, outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including, without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including, without limitation, any of the foregoing incurred in connection with any bankruptcy proceeding (including, without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity.

         (b) Obligations Joint and Several. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

         (c) Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of California.

         (d) Amendment and Restatement. This Note amends and restates the Revolving Line of Credit Note dated March 29, 2002 made by Borrower in favor of Bank.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

                                            STAAR SURGICAL COMPANY

                                            By:__________________________

                                            Name:________________________

                                            Title:_______________________

                                                                       EXHIBIT C

                             COMPLIANCE CERTIFICATE
                             ----------------------

                                                                __________, 200_

         Reference is made to the Amended and Restated Credit Agreement dated as of March 29, 2002, as amended by a First Amendment to Amended and Restated Credit Agreement dated July 31, 2002 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), between Staar Surgical Company, a Delaware corporation ("Borrower"), and Wells Fargo Bank, National Association, a national banking association ("Bank"). Capitalized terms used and not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

         The undersigned hereby certifies as of the date hereof that he/she is the Chief Financial Officer of Borrower, that, as such, he/she is authorized to execute and deliver this Certificate to Bank on behalf of Borrower and that:

         1. Attached as Schedule 1 hereto is (a) a correct and complete copy of the unaudited consolidating and consolidated balance sheets of Borrower as of the end of the month ended on __________, 200_, (b) a correct and complete copy of the unaudited consolidated and consolidating statements of income and cash flows of Borrower for such month and for the period commencing at the end of the preceding fiscal year and ending with the end of such month and (c) a narrative discussion and analysis by the undersigned concerning the financial performance of Borrower, and any variance of more than 10% from Borrower's projections attached as Schedule 2 to the Credit Agreement, evidenced by such financial statements.

         2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of Borrower during the accounting period covered by the attached financial statements.

         3. The attached financial statements have been prepared in accordance with generally accepted accounting principles (subject to normal year-end audit adjustments and the absence of footnotes) on a basis consistent with prior periods (except as approved by such officer and disclosed therein) and fairly state the financial position and results of operations of Borrower.

         4. To the best of the undersigned's knowledge, no Event of Default and no condition, event or act exists that, with the giving of notice or the passage of time or both, would constitute an Event of Default.

         5. The following financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________, 200_.


                                            STAAR SURGICAL COMPANY

                                            By:_____________________________

                                            Name:___________________________

                                            Title:__________________________

                                         Date:  ________________________________
                                         For the month ended on __________, 200_

                              SCHEDULE 2
                      to Compliance Certificate
                      ($ in 000's, consolidated)

--------------------------------------------------------------------------------------
(a)  Current Ratio
--------------------------------------------------------------------------------------

     (i)   Total current assets                     $____________
--------------------------------------------------------------------------------------

     (ii)  Total current liabilities                $____________
--------------------------------------------------------------------------------------

     (iii) Line (i) divided by line (ii)                                 ____________
--------------------------------------------------------------------------------------

     (iv)  If line (iii) is 1.10 or more,
           indicate "Yes - Comply"; if line
           (iii) is less than 1.10, indicate
           "No - In Default"                                             ____________
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(b)  Tangible Net Worth
--------------------------------------------------------------------------------------

     (i)   Stockholders' equity                     $____________

           plus Subordinated debt                    ____________

           minus Intangible assets                   ____________

              Tangible net worth                                        $____________
--------------------------------------------------------------------------------------

     (ii)  If line (i) equals or exceeds
           $26,500,000, indicate "Yes - Comply";
           if less than $26,500,000, indicate
           "No - In Default"                                             ____________
--------------------------------------------------------------------------------------

(c)  Operating Cash Flow to Sum of Capitalized
     Lease Payments, Debt Repayments and Capital
     Expenditures for Month
--------------------------------------------------------------------------------------

                                         Date:  ________________________________
                                         For the month ended on __________, 200_

-------------------------------------------------------------------------------------
     (i)   Operating cash flow (as defined in
           accordance with FASB 95)                                     $____________
--------------------------------------------------------------------------------------

     (ii)  Required capitalized lease payments      $____________

           Required debt repayments
                                                     ____________

           Capital expenditures (as defined in
           accordance with FASB 95)                  ____________

                Subtotal                                                $____________
--------------------------------------------------------------------------------------

     (iii) Line (i) minus line (ii)                                     $____________
--------------------------------------------------------------------------------------

     (iv)  If line (iii) is positive, indicate
           "Yes - Comply"; if line (iii) is negative,
           continue to line (v)                                          ____________
--------------------------------------------------------------------------------------

     (v)   Operating cash flow for previous month   $____________

           Operating cash flow from line (i)         ____________

              Subtotal (two-month operating cash
              flow)                                                     $____________

--------------------------------------------------------------------------------------

     (vi)  Required capitalized lease payments for
           previous month                           $____________

           Required debt repayments for previous
           month

           Capital expenditures for previous month   ____________

           Add subtotal from line (ii)               ____________
                                                     ____________

              Subtotal (two-month capitalized lease
              payments, debt repayments and capital
              expenditures)                                             $____________

--------------------------------------------------------------------------------------

                                         Date:  ________________________________
                                         For the month ended on __________, 200_

--------------------------------------------------------------------------------------
     (vii) Line (v) minus line (vi)                                     $____________
--------------------------------------------------------------------------------------

     (viii)If line (vii) is positive, indicate
           "Yes - Comply"; if line (vii) is
           negative, continue to line (ix)                               ____________

--------------------------------------------------------------------------------------

     (ix) Operating cash flow for second preceding $____________ month

           Add subtotal from line (v)                ____________

              Subtotal (three-month operating
              cash flow)                                                $____________

--------------------------------------------------------------------------------------

     (x)   Required capitalized lease payments for   $____________
           second preceding month

           Required debt repayments for second        ____________
           preceding month

           Capital expenditures for second
           preceding month                            ____________

           Add subtotal from line (vi)                ____________

           Subtotal (three-month capitalized                            $____________
              lease payments, debt repayments and
              capital expenditures)

--------------------------------------------------------------------------------------

     (xi)  Line (ix) minus line (x)                                     $____________

--------------------------------------------------------------------------------------

     (xii) If line (xi) is positive, indicate
           "Yes - Comply"; if line (xi) is
           negative, indicate "No - In Default"                          ____________
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(d)  Revenues to Projections
--------------------------------------------------------------------------------------

     (i)   Revenues for month                                           $____________
--------------------------------------------------------------------------------------

     (ii)  Projected revenues for month as                              $____________
           provided in Schedule 2 to Credit
           Agreement
--------------------------------------------------------------------------------------

                                         Date:  ________________________________
                                         For the month ended on __________, 200_

--------------------------------------------------------------------------------------
     (iii) 85% of line (ii)                                             $____________
--------------------------------------------------------------------------------------

     (iv)  If line (i) is greater than line
           (iii), indicate "Yes - Comply"; if
           line (i) is less than or equal to
           line (iii), continue to line (v)                              ____________
--------------------------------------------------------------------------------------

     (v)   Revenues for previous month              $____________

           Revenues from line (i)                    ____________

              Subtotal (two-month revenues)                             $____________
--------------------------------------------------------------------------------------

     (vi)  Projected revenues for previous month    $____________
           as provided in Schedule 2 to Credit
           Agreement

           Projected revenues from line (ii)         ____________

                 Subtotal (two-month projected
                 revenues)                                              $____________
--------------------------------------------------------------------------------------

     (vii) 85% of line (vi)                                             $____________
--------------------------------------------------------------------------------------

     (viii)If line (v) is greater than line (vii),
           indicate "Yes - Comply"; if line (v) is
           less than or equal to line (vii),
           continue to line (ix)                                         ____________
--------------------------------------------------------------------------------------

     (ix)  Revenues for second preceding month      $____________

           Add subtotal from line (v)                ____________

              Subtotal (three-month revenues)                           $____________
--------------------------------------------------------------------------------------

      (x) Projected revenues for second preceding $____________ month as provided in Schedule 2 to Credit Agreement

           Add subtotal from line (vi)               ____________

              Subtotal (three-month projected
               revenues)                                                $____________
--------------------------------------------------------------------------------------

      (xi) 85% of line (x)                                              $____________
--------------------------------------------------------------------------------------

      (xii)If line (ix) is greater than line (xi),
           indicate "Yes - Comply"; if line (ix)
           is less than or equal to line (xi), indicate                  ____________
           "No - In Default"
--------------------------------------------------------------------------------------

                                         Date:  ________________________________
                                         For the month ended on __________, 200_

--------------------------------------------------------------------------------------
(e)  Net Operating Income (or Loss) to Projection
--------------------------------------------------------------------------------------

    (i)    Net operating income (or loss) for:

           Test month                               $____________

           Preceding month                           ____________

           Second preceding month                    ____________

                Total                                                   $____________
--------------------------------------------------------------------------------------

     (ii) Projected net operating income (or loss) as provided in Schedule 2 to Credit
           Agreement for:

           Test month                               $____________

           Preceding month                           ____________

           Second preceding month                    ____________

                Total                                                   $____________

--------------------------------------------------------------------------------------

     (iii) Positive variance or negative variance                       $____________
--------------------------------------------------------------------------------------

     (iv)  If positive variance, indicate
           "Yes - Comply"; if negative variance
           greater than $250,000, indicate
           "No - In Default"                                             ____________
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(f)   Total Liabilities to Tangible Net Worth
--------------------------------------------------------------------------------------

     (i)   Total liabilities                                            $____________

--------------------------------------------------------------------------------------

     (ii)  Tangible net worth from line (i) of (b) above                $____________

--------------------------------------------------------------------------------------

     (iii)  Line (i) divided by line (ii)                                ____________
--------------------------------------------------------------------------------------

                                         Date:  ________________________________
                                         For the month ended on __________, 200_

--------------------------------------------------------------------------------------
     (iv)  If line (iii) is 0.80 or less, indicate
           "Yes - Comply"; if line (iii) is more than
           0.80, indicate "No - In Default"                              ____________
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(g)  Capital Expenditures
--------------------------------------------------------------------------------------

     (i)   Aggregate amount of capital expenditures
           (as defined in accordance with FASB 95)
           made by Borrower and its Subsidiaries in
           current fiscal year to date                                  $____________
--------------------------------------------------------------------------------------

     (ii)  If line (i) is equal to or less than
           $2,000,000, indicate "Yes - Comply";
           if line (i) is more than $2,000,000,
           indicate "No - In Default"                                    ____________
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(h)  Operating Lease Expense
--------------------------------------------------------------------------------------

     (i)   Aggregate amount of operating lease
           expenses incurred by Borrower and its
           Subsidiaries in current fiscal
           year to date                                                 $____________
--------------------------------------------------------------------------------------

     (ii)  If line (i) is equal to or less than
           $1,000,000, indicate "Yes - Comply";
           if line (i) is more than $1,000,000,
           indicate "No - In Default"                                    ____________
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(i)  Liabilities of Swiss Sub to UBS AG
--------------------------------------------------------------------------------------

     (i)   Liabilities of Swiss Sub
           to UBS AG                                                     Swiss Francs
                                                                         ____________
--------------------------------------------------------------------------------------

     (ii)  If line (i) is equal to or less                               ____________
           than Swiss Francs 5,000,000,
           indicate "Yes - Comply"; if line
           (i) is more than Swiss Francs
           5,000,000, indicate "No - In

--------------------------------------------------------------------------------------

                                         Date:  ________________________________
                                         For the month ended on __________, 200_

--------------------------------------------------------------------------------------
           Default"
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(j)  Purchase-Money Indebtedness and Capitalized Leases
--------------------------------------------------------------------------------------

     (i)   Aggregate amount of outstanding
           purchase-money indebtedness and
           capitalized leases incurred in
           connection with purchase or lease                            $____________
           of equipment by Borrower and its
           Subsidiaries

--------------------------------------------------------------------------------------

     (ii)  If line (i) is equal to or less than
           $1,000,000, indicate "Yes - Comply";
           if line (i) is more than $1,000,000,                          ____________
           indicate "No - In Default"
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(k)  Loans to Foreign Subsidiaries
--------------------------------------------------------------------------------------

     (i)   Aggregate amount of outstanding
           loans, advances and other extensions
           of credit (including, without
           limitation, for products sold) made by
           Borrower to its foreign Subsidiaries                         $____________
---------------------------------------------------------------------------------------

     (ii)  If line (i) is equal to or less
           than $8,500,000, indicate "Yes -
           Comply"; if line (i) is more
           than $8,500,000, indicate "No - In
           Default"                                                      ____________
--------------------------------------------------------------------------------------